EXHIBIT 21

SUBSIDIARIES OF THE REGISTRANT

Unless otherwise indicated, all of the voting securities of these subsidiaries are directly or indirectly owned by the registrant. Where the name of the subsidiary is indented, the voting securities of such subsidiary are owned directly by the company under which its name is indented.

Name of Subsidiary	Jurisdiction of Incorporation
I. American Express Travel Related Services Company, Inc. and its Subsidiaries

American Express Travel Related Services Company, Inc.	New York
Amex Canada Inc.	Canada
1001675 Ontario Inc.	Canada
1001674 Ontario Inc.	Canada
Rexport, Inc.	Canada
Amex Bank of Canada	Canada
Sourcing Innovation, Inc.	Canada
American Express Company (Mexico) S.A. de C.V.	Mexico
American Express Servicios Profesionales, S.A. de C.V.	Mexico
American Express Bank, FSB	Utah
American Express Receivables Financing Corporation IV LLC	Delaware
American Express Receivables Financing Corporation VII LLC	Delaware
American Express Centurion Bank	Utah
American Express Centurion Services Corporation	Delaware
American Express Receivables Financing Corporation III LLC	Delaware
American Express Receivables Financing Corporation VI LLC	Delaware
American Express Credit Corporation	Delaware
American Express Australia	Australia
American Express Euro Funding Limited Partnership	Scotland
American Express Sterling Funding Limited Partnership	Scotland
American Express Funding (Luxembourg) Sarl	Luxembourg
American Express Overseas Credit Corporation Limited	Jersey, Channel Islands
AEOCC Management Company, Ltd.	Jersey, Channel Islands
American Express Overseas Credit Corporation N.V.	Netherlands Antilles
Amex Finance (Luxembourg) Sarl	Luxembourg
Credco Receivables Corp.	Delaware
Credco Finance, Inc.	Delaware
American Express Canada Credit Corporation	Canada
American Express Canada Finance Limited	Canada
American Express Receivables Financing Corporation	Delaware
American Express Receivables Financing Corporation II	Delaware
American Express Receivables Financing Corporation V LLC	Delaware
American Express do Brasil Tempo & Cia, Inc.	Delaware
Amex Latin American Holdings S.L.	Spain
American Express Brasil S.A.	Brazil
Banco American Express S.A.	Brazil
American Express do Brasil Tempo Ltda.	Brazil
American Express Corretagem de Seguros Ltda.	Brazil
American Express Viagens e Turismo Ltda.	Brazil
Swiss Branch	Switzerland
American Express Limited	Delaware
American Express (Malaysia) Sdn. Bhd.	Malaysia
American Express (Thai) Co. Ltd. (78% owned)	Thailand
TRS Card International Inc.	Delaware
American Express de Espana, S.A.U.	Spain
Amex Asesores de Seguros S.A.U.	Spain
American Express Entidad Financiera de Credito S.A.U.	Spain
American Express Foreign Exchange S.A.U.	Spain
American Express Viajes, S.A.U.	Spain
American Express International (B) SDN.BHD.	Brunei
American Express International Holdings, LLC	Delaware

South Pacific Credit Card Ltd.	New Zealand
Centurion Finance, Ltd.	New Zealand
American Express Argentina, S.A.	Argentina
American Express Holdings (France) SAS	France
American Express France SAS	France
American Express Carte France, S.A.	France
American Express (Paris) SAS	France
American Express Assurances	France
American Express Services S. A.	France
American Express Voyages d’Affaires SAS	France
American Express Change SAS	France
American Express International, Inc.	Delaware
Swisscard AECS AG (50% owned)	Switzerland
American Express Hungary KFT	Hungary
American Express Hungary Rt.	Hungary
American Express Company A/S	Norway
American Express Denmark A/S	Denmark
American Express Locazioni Finanziarie, S.r.l.	Italy
Amex Broker Assicurativo S.r.l.	Italy
American Express International A.E.(Greece)(99% owned)	Greece
American Express International (Taiwan), Inc.	Taiwan
American Express Travel Holdings (Hong Kong) Limited	Hong Kong
ACS AllCard Service GmbH	Germany
American Express Bureau de Change S.A.	Greece
AE Exposure Management Limited	Jersey, Channel Islands
American Express Poland S.A.	Poland
Sociedad Internacional de Servicios de Panama, S.A.	Panama
American Express Business Solutions Co. Ltd.	Japan
American Express International Services	Russia
Amex Marketing Japan Limited	Delaware
American Express (India) Private Ltd.	India
P.T. American Express Travel Indonesia (80% owned)	Indonesia
American Express spol. s.r.o.	Czech Republic
Amex Travel Holding (Japan) Ltd.	Japan
American Express Nippon Travel Agency, Inc. (55% owned)	Japan
Amex Pre-Paid Card Y.K. Japan	Japan
Schenker Rhenus Reisen Verwaltungsgesellschaft mbH	Germany
American Express Holding AB	Sweden
Resespecialisterna Syd AB	Sweden
Forsakringsaktiebolaget Viator	Sweden
Nyman & Schultz AB	Sweden
Nyman & Schultz Corporate Card AB	Sweden
Profil Reiser A/S (50% owned)	Denmark
American Express Corporate Travel AS	Norway
American Express Corporate Travel A/S	Denmark
American Express Services India Limited (99.99% owned)	India
American Express Foreign Exchange Services India Limited	India
Mackinnons American Express Travel (Private) Limited (30% owned)	Sri Lanka
American Express Superannuation Pty Limited	Australia
American Express Wholesale Currency Services Pty. Limited	Australia
American Express s.r.o.	Slovakia
American Express Corporate Travel SA	Belgium
American Express Corporate Travel SA	Luxembourg
American Express Australia Limited	Australia
American Express Holdings Limited	England
American Express Services Europe Limited	England & Wales
Uvet American Express Corporate Travel S.p. (35% owned)	Italy
ICONCARD S.p.a. (50% owned)	Italy
Immobiliare Spagna & Mignanelli S.r.l. (11.42% owned)	Italy
American Express Travel Related Services Pakistan (Private) Limited	Pakistan
Amex Life Insurance Marketing, Inc.	Taiwan
Amex General Insurance Agency, Inc.	Taiwan
American Express Publishing Corporation	New York
Travellers Cheque Associates, Limited (54% owned)	England & Wales
Bansamex S.A. (50% owned)	Spain
Amex (Middle East) B.S.C. (50% owned)	Bahrain
ASAL (American Express Saudi Arabia) (25% owned)	Bahrain
American Express Europe Limited	Delaware
American Express France Holdings I LLC	Delaware

American Express Management SNC	France
American Express France Finance SNC	France
American Express France Holdings II LLC	Delaware
American Express Insurance Services, Ltd.	England & Wales
Cardmember Financial Services, Ltd.	Jersey, Channel Islands
Integrated Travel Systems, Inc.	Texas
American Express Bank (Mexico), S.A.	Mexico
American Express Bank Services, S.A. de C.V.	Mexico
American Express Incentive Services, Inc.	Delaware
American Express Incentive Services, LLC (49% owned)	Missouri
American Express International (NZ), Inc.	Delaware
Cavendish Holdings, Inc.	Delaware
American Express Business Loan Corporation	Utah
Golden Bear Travel, Inc.	Delaware
Travel Impressions, Ltd.	Delaware
American Express Global Financial Services, Inc.	Delaware
Sharepeople Group Limited	England
American Express Financial Services Europe Limited	England
American Express Insurance Services Europe Limited	England
American Express Travel Holdings (M) Company SDN	Malaysia
Mayflower American Express Travel Services SDN BHD	Malaysia
Ketera Technologies, Inc. (20% owned)	Delaware
Amex Card Services Company	Delaware
Belgium Travel	Belgium
Alpha Card SCRL (50% owned)	Belgium
Alpha Card Merchant Services SCRL (12.5% owned)	Belgium
South African Travellers Cheque Company (Pty) Ltd.	South Africa
BOA Finance Company, Ltd.	Thailand
American Express (China) Ltd.	Delaware
Farrington American Express Travel Services Limited (37% owned)	Hong Kong
American Express Insurance Agency of Puerto Rico, Inc.	Puerto Rico
American Express Travel (Singapore) PTE Ltd.	Singapore
Eclipse Advisors, Inc.	Delaware
American Express Marketing & Development Corp.	Delaware
American Express Insurance Services Agente de Seguros SA de CV	Mexico
Rosenbluth International (Russia) Ltd.	Pennsylvania
Rosenbluth Holding Company	Russia
Rosenbluth International Travel, Ltd.	Russia
Rosenbluth France Holdings, S.A.R.I.	France
Rosenbluth International France, S.A.R.I.	France
Travel Management Investments Ltd. U.K.	England
Rosenbluth International U.K. Limited	England
Travel Elite Limited U.K.	England
Rosenbluth International Hong Kong Ltd.	Hong Kong
Rosenbluth International Mexico	Mexico
Rosenbluth International Netherlands B.V.	The Netherlands
Rosenbluth International B.V.	The Netherlands
Rosenbluth Germany GMBH	Germany
Rosenbluth International GMBH	Germany
Rosenbluth International Reisebur GMBH Austria	Austria
Rosenbluth International Limited	Pennsylvania
Rosenbluth International Ireland Limited	Ireland
Rosenbluth International (Israel) Ltd.	Israel

II. American Express Banking Corp. and its Subsidiaries

American Express Banking Corp.	New York
American Express Bank Ltd.	Connecticut
Amex Holdings, Inc.	Delaware
Amex Cyber International Ltd.	British Virgin Islands
American Express Bank GmbH	Germany
American Express FinanzManagement GmbH	Germany
AEB - International Portfolios Management Company	Luxembourg
Egyptian American Bank (40.8% owned)	Egypt
American Express Bank (Switzerland) S.A.	Switzerland
Amex International Trust (Guernsey) Limited	Guernsey, Channel Islands
Birdsong Limited	Guernsey, Channel Islands
Songbird Limited	Guernsey, Channel Islands

AITG Corporate Secretaries Li mited	Guernsey, Channel Islands
Nominees One Limited	Guernsey, Channel Islands
Nominees Two Limited	Guernsey, Channel Islands
American Express Bank Asset Management (Cayman) Limited	Cayman Islands
American Express Bank Asset Management Company (Luxembourg) S.A.	Luxembourg
American Express Bank (Luxembourg) S.A.	Luxembourg
American Express Financial Services (Luxembourg) S.A.	Luxembourg
Amex International Trust (Cayman) Ltd.	Cayman Islands
Vesey Limited	Cayman Islands
Global Nominees Limited	Cayman Islands
American Express Bank International	United States
American Express International Securities, Inc.	Florida
Argentamex S.A.	Argentina
Amex Nominees (S) Pte Ltd.	Singapore
Amex Bank Nominee Hong Kong Limited	Hong Kong
First International Investment Bank Ltd. (20% owned)	Pakistan
Inveramex Chile Ltda.	Chile
Amex Immobiliaria Ltda.(99% owned)	Chile
American Express Bank Ltd., S.A.	Argentina
American Express Bank Philippines (A Savings Bank), Inc.	Philippines
AEB Global Trading Investments, Ltd.	British Virgin Islands
American Express International Deposit Company	Cayman Islands
American Express Bank (Brasil) Banco Multiplo S.A.	Brazil
Imagra Imobiliaria E Agricola Ltda.	Brazil
Inter American Express Overseas Ltd.	Brazil
Inter American Express Consultoria E Servicos Ltda.	Brazil
Bankpar Participacoes Ltda.	Brazil
Inter American Express Arrendamento Mercantil S.A.	Brazil
Capital Promotora de Vendas Ltda.	Brazil
The American Express Nominees Limited (95% owned)	England & Wales
AEBL Uruguay Limited	Uruguay
Inter American Express Overseas Ltd.	Bahamas
American Express Bank LLC	Russia

III. Other Subsidiaries of the Registrant

Ainwick Corporation	Texas
American Express Asset Management Holdings, Inc.	Delaware
American Express Investment Management Ltd.	Cayman Island
Amexco Insurance Company	Vermont
checks-on-line, Inc.	Delaware
National Express Company, Inc.	New York
The Balcor Company Holdings, Inc.	Delaware
The Balcor Company	Delaware
International Capital Corp.	Delaware
Intercapital Comercio e Participacoes Ltda.	Brazil
Conepar Compania Nordestina de Participacoes S.A. (37% owned)	Brazil
Acamex Holdings, Inc.	Cayman Islands
Etisa Holdings Ltd.	Cayman Islands
Empresas Turisticas Integradas, S.A. de C.V. (95% owned)	Mexico
Floriano Representacoes Ltda.	Brazil
International Capital Corp. (Ltd.) Cayman	Cayman Islands
Rexport, Inc.	Delaware
Drillamex, Inc.	Delaware
UMPAWAUG I Corporation	Delaware
UMPAWAUG II Corporation	Delaware
UMPAWAUG III Corporation	Delaware
UMPAWAUG IV Corporation	Delaware
56th Street AXP Campus LLC (AZ)	Arizona
FRC West Property L.L.C.	Arizona

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